UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MEMORIAL PRODUCTION PARTNERS LP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Unitholders to Be Held on December 4, 2015

Meeting Information
MEMORIAL PRODUCTION PARTNERS LP	Meeting Type: Special Meeting
For holders as of: October 9, 2015
Date: December 4, 2015 Time: 9:00 AM CT
	Location:	Doubletree Hotel Houston Downtown
400 Dallas Street
Houston, Texas 77002
You are receiving this communication because you hold common units in the above named partnership.
MEMORIAL PRODUCTION PARTNERS LP 500 DALLAS STREET, SUITE 1800 HOUSTON, TEXAS 77002

This is not a ballot.    You cannot use this notice to vote these units. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE OF SPECIAL MEETING AND PROXY STATEMENT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 22, 2015 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person:  Many unitholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these units.

Vote By Internet:  To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow     (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote “FOR” Proposals 1 and 2.
1.

Approval of the First Amendment to the Memorial Production Partners GP LLC Long-Term Incentive Plan (“LTIP”) - This proposal is to approve the First Amendment which, among other things, increases the maximum number of common units that may be granted as equity-based awards under the LTIP to 5,225,000 common units. The Board of Directors recommends a vote “FOR” this proposal.

2.

Approval of the Adjournment of the Special Meeting - This proposal is to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve Proposal 1. The Board of Directors recommends a vote “FOR” this proposal.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.